UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2013


                                   iTALK INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-54664                  20-5302617
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)          Identification Number)

238 NE 1st Avenue, Delray Beach,  Florida                         33444
 (Address of principal executive offices)                       (Zip Code)

                                 (877) 652-3834
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 24, 2013, Mr. Khurram Bukhari was appointed as Director of Marketing of iTalk Inc.

There are no understandings or arrangements between Mr. Bukhari and any other person pursuant to which he was appointed Director of Marketing.

BACKGROUND INFORMATION FOR KHURRAM BUKHARI

Prior to joining iTalk Inc. as Director of Marketing, Mr. Bukhari worked in a similar position with a mobile broadband Internet access provider where he was responsible for expanding affiliate marketing channels and developed strategic relationships that significantly increased revenues. Mr. Bukhari has also previously worked for FlexOffers.com, an affiliate marketing network where he focused on strategy and business development to capitalize on niche audiences/buyers. He was also previously the Director of Business Development for Friday Media Group, LLC, a UK-based web company operating a large number of general and niche websites across several marketplaces that generated in excess of 10 million visits per month. Mr. Bukhari received a Bachelor of Arts (B.A.) in Political Science from University of South Florida. He is currently enrolled in the M.B.A. program at Nova Southeastern University in Fort Lauderdale, Florida.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

99.1     Press Release dated April 24, 2013

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             iTALK INC.


Dated: April 24, 2013                        By: /s/ David F. Levy
                                                 -------------------------------
                                             Name:  David F. Levy
                                             Title: President

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